UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 10, 2017
(Date of Earliest Event Reported)

Commission file number 1-34192

MAXIM INTEGRATED PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	94-2896096
(State of Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer I.D. No.)

160 RIO ROBLES
SAN JOSE, CALIFORNIA 95134
(Address of Principal Executive Offices including Zip Code)

(408) 601-1000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 10, 2017, Maxim Integrated Products, Inc., a Delaware corporation (“Maxim” or the “Company”) held its 2017 annual meeting of stockholders (the “Annual Meeting”). Of the 281,757,094 shares of our common stock outstanding as the record date of September 11, 2017, 257,876,657 shares were represented at the Annual Meeting, either in person or by proxy, constituting approximately 91% of the outstanding shares of common stock. At the Annual Meeting, the stockholders of the Company (a) elected each of the eight (8) director nominees proposed by the board of directors of the Company; (b) approved and ratified proposal nos. 2, 3, and 4 as submitted for a stockholder vote at the Annual Meeting and described below; and (c) approved proposal no. 5 for 1 Year.

With respect to each such matter, set forth below are, to the extent applicable, the number of votes cast for or against, the number of votes withheld, the number of abstentions, and the number of broker non-votes:

Proposal No. 1 - Election of Directors.

Director Nominee Name	Votes For	Votes Against	Abstain	Broker Non-Votes
William P. Sullivan	232,604,571	379,373	70,813	24,821,900
Tunç Doluca	232,569,450	418,773	66,534	24,821,900
Tracy C, Accardi	232,318,069	664,456	70,232	24,821,900
James R. Bergman	202,147,911	30,836,529	70,317	24,821,900
Joseph R. Bronson	230,157,354	2,827,998	69,405	24,821,900
Robert E. Grady	223,992,409	8,991,823	70,525	24,821,900
Williams D. Watkins	232,560,453	422,427	71,877	24,821,900
MaryAnn Wright	232,594,729	389,402	70,626	24,821,900

Proposal No. 2 - Ratification of the appointment of PricewaterhouseCoopers LLP as Maxim’s Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2018.

Votes For	Votes Against	Abstain	Broker Non-Votes
256,928,650	837,374	11,633	n/a

Proposal No. 3 - Ratification and approval of an amendment to Maxim’s 2008 Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder by 1,500,000 shares.

Votes For	Votes Against	Abstain	Broker Non-Votes
231,828,972	1,042,325	183,460	24,821,900

Proposal No. 4 - Non-binding advisory vote to approve the compensation of Maxim’s Named Executive Officers.

Votes For	Votes Against	Abstain	Broker Non-Votes
220,845,477	12,049,191	160,089	24,821,900

Proposal No. 5 - Non-binding advisory vote on the frequency of future advisory votes on the compensation of our Named Executive Officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
214,774,687	93,270	18,106,157	80,643	n/a

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 16, 2017

MAXIM INTEGRATED PRODUCTS, INC.

By:	/s/ Bruce E. Kiddoo

Bruce E. Kiddoo Senior Vice President and Chief Financial Officer